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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITOR'S CONSENT


The Board of Directors
Caredata.com, Inc.:

We consent to the use of our reports incorporated herein by reference.


                                             /s/ KPMG LLP


Atlanta, Georgia
June 18, 1999